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                                                                       Exhibit S


                           JOINT FILING AGREEMENT BETWEEN
                     STICHTING PENSIOENFONDS VOOR DE GEZONDHEID
                      GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN
                                         AND
                      DUTCH INSTITUTIONAL HOLDING COMPANY, INC.


          Agreement, dated as of December 31, 1998 by and between Stichting Pensioenfonds voor de Gezondheid Geestelijke en Maatschappelijke Belangen ("PGGM") and Dutch Institutional Holding Company, Inc. ("DIHC").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

          WHEREAS, in accordance with Rule 13d-1(f) under the Securities and Exchange Act of 1934 (the "ACT"), only one Statement and any amendments thereto need to filed whenever two or more persons are required to file such a Statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such Statement or any amendment thereto is filed on behalf of them.

          NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

          PGGM and DIHC do hereby agree, in accordance with Rule 13d-1(f) under the Act, to file an Amendment No. 3 to a Schedule 13D and any subsequent amendments thereto relating to their beneficial ownership of the Common Stock of Cornerstone Properties Inc., and do hereby further agree that said Amendment
No. 3 to a Schedule 13D and all said subsequent amendments shall be filed on behalf of each of them.

                                             STICHTING PENSIOENFONDS VOOR DE
                                             GEZONDHEID GEESTELIJKE EN
                                             MAATSCHAPPELIJKE BELANGEN



                                             By
                                                --------------------------------
                                                  Name:
                                                  Title:



                                             By
                                                --------------------------------
                                                  Name:
                                                  Title:

                                             DUTCH INSTITUTIONAL HOLDING
                                             COMPANY, INC.



                                             By
                                                --------------------------------
                                                  Name:
                                                  Title: